Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Renewal Fuels, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2008, as amended by the annual report on Form 10-KSB/A filed with the SEC on September 18, 2008, as amended by this annual report on Form 10-KSB/A (No.2) filed with the SEC on the date hereof (as so amended, the “report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Action of 2002, that to the best of his knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2008	/s/ Bryan Chance
Bryan Chance
Chief Executive Officer and Principal Financial and Accounting Officer